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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 30, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                                      0-27423
     (State of incorporation)                      (Commission File Number)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                               12 TRUBNAYA ULITSA
                              MOSCOW, RUSSIA 103045
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

     On April 2, 2001, Global TeleSystems, Inc., a Delaware corporation ("GTS"), entered into a Share Purchase Agreement (the "Share Purchase Agreement"), with Alfa Bank Holdings Limited, a company incorporated in the British Virgin Islands ("Alfa"), Capital International Global Emerging Markets Private Equity Fund, L.P., a Delaware limited partnership ("CIG"), Cavendish Nominees Limited, a limited liability company organized and registered under the laws of Guernsey ("Cavendish"), and First NIS Regional Fund SICAV, a private institution fund organized and registered under the laws of Luxembourg, (collectively, with Alfa, CIG, and Cavendish, the "Purchasers") with respect to the sale to the Purchasers of 12,195,122 shares of common stock, par value $0.01 per share (the "Common Stock") of Golden Telecom, Inc., a Delaware corporation (the "Company" "GTI") beneficially owned by GTS. The aggregate purchase price to be paid by the purchasers for the shares is $125,000,000. In addition, the Share Purchase Agreement contemplates that at the time of the consummation of the sale and purchase contemplated by the Share Purchase Agreement (the "Closing") the Purchasers will enter into separate stock option agreements with GTS which will give the Purchasers an option to purchase the remaining shares of Common Stock beneficially owned by GTS at a purchase price of $11.00 per share during the 60-day period after the Closing. In addition, if certain other conditions are met, during the twelve-month period after the Closing, the Purchasers will have an option to purchase the remaining shares of Common Stock beneficially owned by GTS at a purchase price equal to the greater of $11.00 per share or 120% of the average closing share price for the 60-day period preceding the purchase date.

     The Closing is subject to the conditions set forth in the Share Purchase Agreement, including the expiration (or termination) of any waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the filing of GTS's annual report on Form 10-K for the fiscal year ended December 31, 2000 with a standard auditor's opinion and other customary closing conditions. The Company's press release announcing such matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     In addition, on March 30, 2001, GTI entered into an agreement to acquire Internet Service Provider ("ISP") Cityline and 51 percent of Uralrelcom, another ISP. The transaction is subject to conditions set forth in the Share Purchase Agreement and is expected to close in the second quarter of 2001. The Company's press release announcing such matter is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

     This report includes forward-looking statements including the time schedule for closing the transactions described here in, which involve risk and uncertainty. We have based these statements on the Company's current expectation about future events. These forward-looking statements are subject to risks, uncertainty and assumptions, including, among other things, the consummation of the transactions described herein. These forward-looking statements may differ materially from actual events because they involve estimates, assumptions, and uncertainties. Additional information concerning factors that could cause results to differ materially from those in the forward-looking statements are contained in the Company's filings with the U.S. Securities and Exchange Commission, including, but not limited to, Form 10-K for year 2000 filed March 16, 2001. Additional information may also be contained in the filings with the U.S. Securities and Exchange Commission submitted by GTS.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     DESIGNATION    DESCRIPTION OF EXHIBIT
     -----------    ----------------------

        99.1 Press release announcing Alfa Group, Barings Vostok and Capital International acquire $125 million in Golden Telecom common stock from Global TeleSystems.
        99.2 Press release announcing Golden Telecom acquires Cityline and Uralrelcom.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    GOLDEN TELECOM, INC.
                                    (Registrant)

                                    By:        /s/
                                       -----------------------------------------
                                    Name: David J. Wisher
                                    Title: Chief Financial Officer and Treasurer
                                    (Principal Financial and Accounting Officer)


Date: April 3, 2001
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Exhibit Index

     DESIGNATION    DESCRIPTION OF EXHIBIT
     -----------    ----------------------

        99.1 Press release announcing Alfa Group, Barings Vostok and Capital International acquire $125 million in Golden Telecom common stock from Global TeleSystems.
        99.2 Press release announcing Golden Telecom acquires Cityline and Uralrelcom.